LAUDUS TRUST

Laudus Growth Investors U.S. Large Cap Growth Fund

Supplement dated February 28, 2013 to the

Summary Prospectus dated February 28, 2013 and the Statutory Prospectus dated July 29, 2012,

as supplemented November 13, 2012

This supplement provides new and additional information beyond that contained in the Statutory Prospectus and Summary Prospectus and should be read in conjunction with those documents

On January 31, 2013, the Board of Trustees of Laudus Trust approved, subject to shareholder approval, that the Laudus Growth Investors U.S. Large Cap Growth Fund (the “fund”) adopt exemptive relief received by Charles Schwab Investment Management, Inc. (the “investment adviser”) to permit the investment adviser, subject to the oversight and approval of the Board of Trustees, to hire or terminate investment subadvisers for the fund without shareholder approval, subject to certain conditions.

It is currently contemplated that shareholders of the fund as of March 15, 2013 (the “Record Date”) will be asked to vote on the adoption of the exemptive relief at a special meeting of shareholders to be held on or about May 10, 2013. A proxy statement with respect to the proposal will be mailed to fund shareholders as of the Record Date prior to the meeting.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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